DRACO EVOLUTION AI ETF
SCHEDULE OF INVESTMENTS
August 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Direxion Daily S&P 500 Bull 3X	17,169	$3,313,789
Direxion Daily Semiconductors Bull 3x Shares	12,900	335,916
Direxion Daily Small Cap Bull 3X Shares	8,709	364,297
iShares 7-10 Year Treasury Bond ETF	28,411	2,731,718
iShares iBoxx $ High Yield Corporate Bond ETF	33,673	2,722,799
ProShares UltraPro Dow30	3,602	368,989
ProShares UltraPro QQQ	36,573	3,268,163
Vanguard Total Bond Market ETF	36,927	2,725,212
TOTAL EXCHANGE TRADED FUNDS (Cost $15,503,784)		15,830,883

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.2%
First American Government Obligations Fund - Class X, 4.22%(a)	32,009	32,009
TOTAL MONEY MARKET FUNDS (Cost $32,009)		32,009

TOTAL INVESTMENTS - 100.1% (Cost $15,535,793)		$15,862,892
Liabilities in Excess of Other Assets - (0.1)%		(8,456)
TOTAL NET ASSETS - 100.0%		$15,854,436

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

DRACO EVOLUTION AI ETF

Summary of Fair Value Disclosures as of August 31, 2025 (Unaudited)

Draco Evolution AI ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Exchange Traded Funds	$15,830,883	$—	$—	$15,830,883
Money Market Funds	32,009	—	—	32,009
Total Investments	$15,862,892	$—	$—	$15,862,892

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended August 31, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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